UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39649	27-2654848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 W Georgia Street, Suite 910 Vancouver, British Columbia, Canada	V6C 3L2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 424-0984

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange Indicate by check Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 14, 2025, Gatos Silver, Inc. (“Gatos Silver” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed merger (the “Transaction”) with First Majestic Silver Corp. (“First Majestic”), as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 3, 2024. There were 69,470,001 shares of Common Stock of Gatos Silver outstanding and entitled to vote at the Special Meeting, of which 49,924,345 shares were present in person or represented by proxy, which represented approximately 71.9% of the shares entitled to be voted and therefore a quorum was present. The following is a summary of the matter voted upon at the Special Meeting and the voting results for such matter.

Proposal No. 1 – The Gatos Merger Proposal

The proposal to adopt the Agreement and Plan of Merger, dated as of September 5, 2024 (as may be amended from time to time) by and among First Majestic, Ocelot Transaction Corporation and Gatos was approved by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,536,499	329,575	58,271	—

Because there were sufficient votes to approve the Gatos Merger Proposal, no proposal to adjourn the Special Meeting was made.

Item 8.01.	Other Events.

On January 14, 2025, the Company issued a press release announcing the results of the Special Meeting. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: January 14, 2025	By:	/s/ Dale Andres
Dale Andres
Chief Executive Officer